INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

15. INCOME TAXES

Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The components of (loss) income from continuing operations before income taxes consist of the following:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)

Domestic	$(102)	$(238)	$(3)
International	(17)	175	186

Total	$(119)	$(63)	$183

Significant components of the benefit (expense) for income taxes are as follows:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)
Current:
Federal, state and local	$(2)	$6	$1
International	(47)	(40)	(54)

Total current	(49)	(34)	(53)

Deferred:
Federal, state and local	32	9	(3)
International	46	8	44

Total deferred	78	17	41

	$29	$(17)	$(12)

The reconciliation of income taxes computed at the United States federal statutory tax rate to income tax benefit (expense) is:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)

Income tax benefit (expense) at United States statutory rate	$42	$22	$(64)
Tax effect from:
Goodwill impairment	(34)	(91)	—
U.S. income inclusions from foreign subsidiaries	(27)	(33)	(43)
Non-consolidated foreign affiliates	11	10	8
Tax holidays, incentives and minimum tax	9	13	9
Foreign rate variance	13	9	8
State income taxes	(1)	(1)	(1)
Uncertain tax positions and assessments	335	25	1
Valuation allowances	(327)	28	76
Other	8	1	(6)

Income tax benefit (expense)	$29	$(17)	$(12)

The following table summarizes the Company’s total benefit (provision) for income taxes by component:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)

Income tax benefit (expense)	$29	$(17)	$(12)
Adjustments to goodwill	—	20	16
Allocated to equity:
Postemployment benefits	(71)	(37)	(23)
Derivatives	18	1	4
Foreign currency translation	(2)	4	—
Valuation allowances	29	32	17

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31
	2012	2011
	(Millions of Dollars)
Deferred tax assets
Net operating loss carryforwards	$777	$484
Postemployment benefits, including pensions	414	371
Reorganization costs	51	78
Inventory	46	31
Other temporary differences	94	58
Tax credits	126	113

Total deferred tax assets	1,508	1,135
Valuation allowances for deferred tax assets	(1,223)	(824)

Net deferred tax assets	285	311

Deferred tax liabilities
Investment in U.S. subsidiaries	(307)	(366)
Intangible assets	(199)	(240)
Fixed assets	(30)	(61)

Total deferred tax liabilities	(536)	(667)

	$(251)	$(356)

Deferred tax assets and liabilities are recorded in the consolidated balance sheets as follows:

	December 31
	2012	2011
	(Millions of Dollars)
Assets:
Prepaid expenses and other current assets	$42	$39
Other noncurrent assets	95	39
Liabilities:
Other current liabilities	—	—
Long-term portion of deferred income taxes	(388)	(434)

	$(251)	$(356)

The Company continues to maintain a valuation allowance related to its net deferred tax assets in multiple jurisdictions. As of December 31, 2012, the Company had valuation allowances of $849 million related to tax loss and credit carryforwards. The current and future provision for income taxes may be significantly impacted by changes to valuation allowances in certain countries. These allowances will be maintained until it is more likely than not that the deferred tax assets will be realized. The future provision for income taxes will include no tax benefit with respect to losses incurred and no tax expense with respect to income generated in these countries until the respective valuation allowance is eliminated.

At December 31, 2012, the Company had a deferred tax asset before valuation allowance of $903 million for tax loss carryforwards and tax credits, including: $507 million in the United States with expiration dates from 2013 through 2032; $199 million in the United Kingdom with no expiration date; and $197 million in other jurisdictions with various expiration dates.

Income taxes paid, net of income tax refunds received, were $56 million, $43 million and $43 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company did not record taxes on its undistributed earnings of $719 million at December 31, 2012 since these earnings are considered by the Company to be permanently reinvested. If at some future date these earnings cease to be permanently reinvested, the Company may be subject to United States income taxes and foreign withholding taxes on such amounts. Determining the unrecognized deferred tax liability on the potential distribution of these earnings is not practicable as such liability, if any, is dependent on circumstances existing when remittance occurs.

As of December 31, 2012, the Company had $467 million of cash and cash equivalents, of which $219 million was held by foreign subsidiaries. In accordance with FASB ASC 740-30-25-17 through 19, the Company asserts that these funds are indefinitely reinvested due to operational and investing needs of the foreign locations. Furthermore, the Company will accrue any applicable taxes in the period when the Company no longer intends to indefinitely reinvest these funds. The Company would expect that the impact on cash taxes would be immaterial due to: the availability of net operation loss carryforwards and related valuation allowances; earnings considered previously taxed; and applicable tax treaties.

At December 31, 2012, 2011 and 2010, the Company had total unrecognized tax benefits of $69 million, $375 million and $399 million, respectively. Of these totals, $39 million, $66 million and $76 million, respectively, represent the amounts of unrecognized tax benefits that, if recognized, would affect the effective income tax rates. The total unrecognized tax benefits differ from the amounts which would affect the effective tax rates primarily due to the impact of valuation allowances.

A summary of the changes in the gross amount of unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010 are shown below:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)
Change in unrecognized tax benefits
Balance at January 1	$375	$399	$419
Additions based on tax positions related to the current year	7	6	6
Additions for tax positions of prior years	10	22	6
Decreases for tax positions of prior years	(9)	(20)	(8)
Decreases for statute of limitations expiration	(13)	(8)	(18)
Settlements	(300)	(21)	(5)
Impact of currency translation	(1)	(3)	(1)

Balance at December 31	$69	$375	$399

The Company classifies tax-related penalties and net interest as income tax expense. As of December 31, 2012, 2011 and 2010, the Company recorded $15 million, $13 million and $16 million, respectively, in liabilities for tax-related net interest and penalties on its consolidated balance sheet. During the years ended December 31, 2012, 2011 and 2010, the Company recorded tax expenses related to a net increase (decrease) in its liability for interest and penalties of $2 million, $(3) million and $3 million, respectively.

The Company operates in multiple jurisdictions throughout the world. The Company is no longer subject to U.S. federal tax examinations for years before 2010 or state and local for years before 2008, with limited exceptions. Furthermore, the Company is no longer subject to income tax examinations in major foreign tax jurisdictions for years prior to 2005. The income tax returns of foreign subsidiaries in various tax jurisdictions are currently under examination.

The Company believes that it is reasonably possible that its unrecognized tax benefits in multiple jurisdictions, which primarily relate to transfer pricing, corporate reorganization and various other matters, may decrease by approximately $22 million in the next 12 months due to audit settlements or statute expirations, of which approximately $5 million, if recognized, could impact the effective tax rate.